UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22632

Exact name of registrant as specified in charter:	Prudential Short Duration High Yield Fund, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	5/31/2017

Date of reporting period:	5/31/2017

Item 1 – Reports to Stockholders

     PRUDENTIAL SHORT DURATION HIGH YIELD FUND, INC.

ANNUAL REPORT

MAY 31, 2017

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: High level of current income

Highlights

•

Relative to the Fund’s benchmark, the Bloomberg Barclays US High Yield Ba/B 1-5 Year 1% Issuer Constrained Index (the Index), the Fund benefited from strong security selection during the period highlighted by positioning in the industrial, health care & pharmaceutical, gaming/lodging/leisure and building materials & home construction sectors.

•

In individual company selection, the Fund’s overweight to Unifrax (industrial) was the largest contributor to performance. Avoiding Noble Group (industrial), and overweights to Laureate Education (services), Beazer Homes (building materials & home construction) and BMC Software (technology) added value as well.

•

Sector allocation hurt performance for the one-year period. An overweight to the health care & pharmaceutical sector was the largest detractor from performance as the sector struggled at the end of 2016, exacerbated by declining volumes for hospitals and headline volatility within pharmaceuticals. Underweights to the upstream energy (exploration and production) and metals & mining sectors also limited results.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PGIM is a Prudential Financial Company. © 2017 Prudential Financial, Inc. and its related entities. The Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Short Duration High Yield Fund, Inc. informative and useful. The report covers performance for the 12-month period ended May 31, 2017.

Effective April 3, 2017, Prudential Investments became known as PGIM®

Investments. Why PGIM? This new name was chosen to further align with the global investment management businesses of Prudential Financial, which rebranded from Prudential Investment Management in January 2016. This new name allows for one brand and reflects our ability and commitment to delivering investment solutions to clients around the globe. Please keep in mind that only the Fund adviser’s name was changed: the name of your Fund and its management and operation will remain the same.

Major global events during the reporting period included the US presidential election and domestic issues related to the new administration’s policy initiatives. The US economy experienced weak growth during the first quarter of 2017, although expectations for a healthier rebound were expected for the second quarter. Britain began its formal legal process to leave the European Union, and recent parliamentary elections resulted in a “hung parliament,” meaning no party could claim a majority. Global geopolitical tensions generally heightened, and political concerns arose over growing internal divisions in some key developing nations.

Despite these global uncertainties, the worldwide economy continued to grow at a slow pace and international equities markets rose significantly. Equities in the US reached new highs. European stocks posted impressive results. Asian markets were solid, and emerging markets outperformed most regions.

Shortly after the reporting period, in mid-June, the Federal Reserve raised its Federal Funds rate by 0.25% for the second time in 2017. Fixed income markets were mixed, as rising interest rates affected bond markets. High yield and emerging markets bonds were among the top performers.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, and build a diversified plan that’s right for you and make adjustments when necessary.

Prudential Short Duration High Yield Fund, Inc.	3

Letter from the President (continued)

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. We’re part of PGIM, the 9th-largest global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Short Duration High Yield Fund, Inc.

July 14, 2017

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Your Fund’s Performance (unaudited)

Performance data quoted represent past performance and assume the reinvestment of all dividends. Past performance does not guarantee future results. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com.

Investment Objective

The Fund seeks to provide a high level of current income by investing primarily in higher-rated, below-investment-grade fixed income instruments.* The Fund seeks to maintain a weighted average portfolio duration of three years or less and a weighted average maturity of five years or less.

*There can be no guarantee the Fund will achieve its objective. Higher-rated high yield bonds, commonly referred to as “junk bonds,” are below investment grade and are considered speculative. They are rated Ba, B by Moody’s Investors Service, Inc. (Moody’s); BB, B by S&P Global Ratings (S&P) and Fitch, Inc. (Fitch); or comparably rated by another nationally recognized statistical rating organization (NRSRO), or if unrated, are considered by PGIM Fixed Income to be of comparable quality.

Performance Snapshot as of 5/31/17
Price Per Share	Total Return For 12 Months Ended 5/31/17
$16.84 (NAV)	8.05%
$15.59 (Market Price)	8.36%

Total returns are based on changes in net asset value (NAV) or market price, respectively. NAV total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV. Market Price total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Source: PGIM Investments LLC

Key Fund Statistics as of 5/31/17
Duration	2.1 years	Average Maturity	3.4 years

Duration shown includes the impact of leverage. Duration measures investment risk that takes into account both a bond’s interest payments and its value to maturity. Average Maturity is the average number of years to maturity of the Fund’s bonds.

Prudential Short Duration High Yield Fund, Inc.	5

Your Fund’s Performance (continued)

Credit Quality expressed as a percentage of total investments as of 5/31/17 (%)
BBB	8.4
BB	49.8
B	35.5
CCC	5.0
Cash/Cash Equivalents	1.3
Total Investments	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a NRSRO such as Moody’s, S&P or Fitch. Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

Yield and Dividends as of 5/31/17
Total Monthly Dividends Paid per Share for Period	Current Monthly Dividend Paid per Share	Yield at Market Price as of 5/31/17
$1.2525	$0.1025	7.89%

Yield at market price is the annualized rate determined by dividing current monthly dividend paid per share by the market price per share as of May 31, 2017.

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Strategy and Performance Overview

How did the Fund perform?

For the 12-month reporting period that ended May 31, 2017, the Prudential Short Duration High Yield Fund generated a positive NAV return of 8.05%, underperforming both the 9.24% return of the Index and the 17.20% return of the Lipper High Current Yield Funds (Leveraged) Average.

What were conditions like in the short-term US high yield corporate bond market?

High yield bonds posted very strong results for the period with the broad high yield index returning 13.58%. The short duration, higher quality sub-style of high yield, as measured by the Index, also produced solid performance but underperformed the broad index.

During the reporting period, the market experienced several significant events including the aftermath of the Brexit vote, a surprise Trump victory in the US Presidential election and two Federal Reserve rate hikes. Early in the period, commodities, particularly the metals & mining, chemicals, and energy sectors, outperformed the broad market. Energy benefited from a jump in oil prices as OPEC’s agreement to reduce supply brought forward expectations of a balanced market.

In the second half of the period, health care rebounded with investors taking comfort that the Senate would be a more difficult place to pass a bill to repeal Obamacare. The lack of onerous language regarding drug pricing was also a benefit for pharmaceutical companies.

For the full 12-month period, the best performing sectors included metals & mining, upstream and midstream energy and capital goods. The health care & pharmaceutical, industrial and electric & water sectors struggled during the one-year period.

The par-weighted US High Yield default rate ended May at 1.31% versus 3.57% at the start of 2017. That is well below the historical average range of 3.5% to 4%, and it’s the lowest rate since March of 2014, when the default rate was 0.61%.

What worked?

•

The Fund benefited from strong security selection during the period highlighted by positioning in the industrial, health care & pharmaceutical, gaming/lodging/leisure and building materials & home construction sectors.

•

In individual company selection, the Fund’s overweight to Unifrax (industrial) was the largest contributor to performance. Avoiding Noble Group (industrial), and overweights to Laureate Education (services), Beazer Homes (building materials & home construction) and BMC Software (technology) added value as well.

Prudential Short Duration High Yield Fund, Inc.	7

Strategy and Performance Overview (continued)

•	The Fund’s underweight to the banking sector and overweights to the technology and chemicals sectors added to performance.

What didn’t work?

•

Sector allocation hurt performance during the reporting period. An overweight to the health care & pharmaceutical sector was the largest detractor from performance as the sector struggled at the end of 2016 exacerbated by declining volumes for hospitals and headline volatility within pharmaceuticals. Underweights to the upstream energy and metals & mining sectors also limited results.

•	Security selection in the retailers & restaurants, paper & packaging and electric & water sectors hindered the Fund’s performance.

•

In individual company selection, an overweight to issuers in the retail sector including Neiman Marcus and Claire’s hurt performance. An overweight to NRG Energy (electric & water) and an underweight to First Quantum Minerals (metals & mining) also detracted from performance.

How did the Fund’s borrowing (leverage) strategy affect its performance?

The Fund’s use of leverage contributed positively to results as the returns of the securities purchased were in excess of the cost of borrowing. As of May 31, 2017, the Fund had borrowed $180 million and was about 24.3% leveraged. During the reporting period, the average amount of leverage utilized by the Fund was about 26.6%.

Did the Fund use derivatives and how did they affect performance?

The Fund used derivatives, specifically currency forwards to hedge the currency risk from owning non-dollar denominated bonds, and US Treasury futures to hedge interest rate risk relative to the Index. The derivatives help immunize any impact from fluctuating currencies and interest rates.

Were there any changes to the management of the Fund’s portfolio?

Effective October 31, 2017, Michael Collins will no longer serve as a portfolio manager for the Fund. Mr. Collins’ responsibilities in PGIM Fixed Income have increased due to substantial asset growth in both the institutional and retail multi-sector fixed income strategies. Accordingly, PGIM Fixed Income believes it is appropriate to remove him as a portfolio manager to better represent the portfolio management of the Fund. Given the depth and experience of the Fund’s existing portfolio management team, PGIM Fixed Income does not believe that any additional portfolio managers are currently necessary, and that Mr. Collins’ removal will not have any material impact on the Fund’s investment strategy.

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Current outlook

Long-term demand for high yield is supported by a thirst for yield as interest rates are low due to low inflation and central bank support, although waning somewhat. Default rates outside of the energy and basic materials sectors should remain benign through 2018. Recent mergers & acquisitions (M&A) have generally been positive for high yield credits and are expected to increase under Republican oversight.

However, many macroeconomic concerns could weigh on the market including uncertainty in China, North Korea, the Middle East, European elections, and the Fed. Populism, nationalism and isolationism are on the rise globally, which is negative for economic growth over the longer term. While pro-business, President Trump’s anti-globalization policies and his unpredictable positions should elevate risk premiums.

Key positioning themes continue to be underweights in the energy, finance & insurance and banking sectors. Overweights include gaming/lodging/leisure, building materials & home construction, health care & pharmaceutical, and technology.

Benchmark Definitions

Bloomberg Barclays US High Yield Ba/B 1-5 Year 1% Issuer Constrained Index—The Bloomberg Barclays US High Yield Ba/B 1-5 Year 1% Issuer Constrained Index is an unmanaged index which represents performance of US higher-rated short duration high yield bonds.

Source: Bloomberg Barclays

Lipper High Current Yield Funds (Leveraged) Average—The Lipper High Current Yield Funds (Leveraged) Average (Lipper Average) represents returns based on an average return of 35 funds in the Closed-End High Current Yield Funds (Leveraged) universe.

Investors cannot invest directly in an index or average.

Looking for additional information?

The Fund is traded under the symbol “ISD” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under the symbol “XISDX” on most financial websites. Barron’s and The Wall Street Journal ’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues press releases that can be found on most major financial websites as well as on www.pgiminvestments.com.

In a continuing effort to provide information concerning the Fund, shareholders may go to www.pgiminvestments.com or call (800) 451-6788 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price, and other information.

Prudential Short Duration High Yield Fund, Inc.	9

Schedule of Investments

as of May 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS 129.1%

BANK LOANS(c) 5.6%

Chemicals 0.3%
MacDermid, Inc.	4.602%	06/07/20	1,423	$1,434,681

Commercial Services 0.8%
Laureate Education, Inc.	5.656	04/30/24	4,194	4,200,771

Lodging 0.2%
Golden Nugget, Inc.	4.672	11/21/19	653	662,437
Golden Nugget, Inc.	4.678	11/21/19	280	283,902

				946,339

Media & Entertainment 0.3%
LSC Communications, Inc.^	7.045	09/30/22	1,626	1,634,280

Packaging 0.2%
Coveris Holdings SA (Luxembourg)	4.655	05/08/19	1,389	1,376,642

Retail 0.3%
Rite Aid Corp.	4.875	06/21/21	1,700	1,703,897

Software 0.9%
Symantec Corp.	2.900	08/01/21	5,128	5,096,154

Technology 2.2%
BMC Software Finance, Inc.	1.150	09/12/22	3,577	3,593,046
Dell International LLC	3.150	12/31/18	4,500	4,504,689
First Data Corp.	3.656	04/26/24	936	941,459
Genesys Telecom Labs, Inc.	5.150	12/01/23	1,621	1,630,366
Informatica Corp.	4.647	08/05/22	1,750	1,746,355

				12,415,915

Wireless 0.4%
Digicel International Finance Ltd.	4.940	05/31/24	2,400	2,419,001

TOTAL BANK LOANS (cost $30,635,810)				31,227,680

CORPORATE BONDS 122.9%

Airlines 0.5%
United Airlines Pass-Through Trust, Series 2007-1, Class A, Pass-Through Certificates(aa)	6.636	01/02/24	2,800	3,013,564

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	11

Schedule of Investments (continued)

as of May 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Auto Manufacturers 0.3%
Jaguar Land Rover Automotive PLC (United Kingdom), Gtd. Notes, 144A	4.250%	11/15/19	1,600	$1,652,000

Auto Parts & Equipment 1.5%
American Axle & Manufacturing, Inc.,
Gtd. Notes	5.125	02/15/19	1,415	1,433,064
Gtd. Notes(aa)	7.750	11/15/19	3,020	3,329,550
IHO Verwaltungs GmbH (Germany), Sr. Sec’d. Notes, PIK, 144A	4.125	09/15/21	2,200	2,246,750
Meritor, Inc., Gtd. Notes	6.750	06/15/21	1,200	1,242,000

				8,251,364

Building Materials 1.3%
Cemex Finance LLC (Mexico),
First Lien, RegS	9.375	10/12/22	750	801,000
Sr. Sec’d. Notes, 144A	9.375	10/12/22	2,000	2,136,000
Griffon Corp., Gtd. Notes	5.250	03/01/22	1,708	1,746,430
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A(g)	5.125	02/15/21	675	703,687
Summit Materials LLC/Summit Materials Finance Corp., Gtd. Notes	8.500	04/15/22	1,750	1,964,375

				7,351,492

Chemicals 4.6%
A. Schulman, Inc., Gtd. Notes	6.875	06/01/23	1,250	1,328,125
Ashland LLC, Gtd. Notes	4.750	08/15/22	1,650	1,718,063
CF Industries, Inc., Gtd. Notes(aa)	7.125	05/01/20	3,970	4,386,850
Chemours Co. (The), Gtd. Notes	6.625	05/15/23	2,780	2,967,344
Chemtura Corp., Gtd. Notes(aa)	5.750	07/15/21	3,369	3,474,281
Hexion, Inc., Sr. Sec’d. Notes, 144A(aa)	10.375	02/01/22	1,285	1,301,063
Platform Specialty Products Corp., Sr. Unsec’d. Notes, 144A	10.375	05/01/21	475	526,656
Rain CII Carbon LLC/CII Carbon Corp., Sec’d. Notes, 144A	8.250	01/15/21	3,175	3,300,031
Tronox Finance LLC, Gtd. Notes	6.375	08/15/20	2,440	2,464,400
W.R. Grace & Co., Gtd. Notes, 144A	5.125	10/01/21	2,107	2,243,955
Westlake Chemical Corp., Gtd. Notes	4.625	02/15/21	2,000	2,080,000

				25,790,768

Coal 0.7%
CONSOL Energy, Inc.,
Gtd. Notes	5.875	04/15/22	2,458	2,424,203
Gtd. Notes	8.000	04/01/23	264	278,190
Peabody Energy Corp., Sr. Sec’d. Notes, 144A	6.000	03/31/22	1,050	1,055,250

				3,757,643

See Notes to Financial Statements.

12

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Commercial Services 1.6%
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, Gtd. Notes, 144A(aa)(g)	6.375%	08/01/23	4,175	$4,415,062
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes	4.500	10/01/20	325	330,688
Gtd. Notes, 144A	5.000	04/15/22	1,500	1,543,125
Service Corp. International, Sr. Unsec’d. Notes(aa)	7.625	10/01/18	2,603	2,791,717

				9,080,592

Computers 2.7%
Dell International LLC/EMC Corp., Gtd. Notes, 144A(aa)	5.875	06/15/21	5,150	5,442,906
NCR Corp.,
Gtd. Notes(aa)	5.875	12/15/21	2,685	2,799,113
Gtd. Notes	6.375	12/15/23	1,800	1,926,000
Western Digital Corp.,
Gtd. Notes	10.500	04/01/24	1,694	1,985,368
Sr. Sec’d. Notes, 144A(aa)	7.375	04/01/23	2,850	3,119,325

				15,272,712

Distribution/Wholesale 0.0%
Rexel SA (France), Sr. Unsec’d. Notes, 144A	5.250	06/15/20	248	254,306

Diversified Financial Services 3.3%
Ally Financial, Inc., Sub. Notes(aa)	8.000	12/31/18	2,975	3,224,156
CIT Group, Inc., Sr. Unsec’d. Notes(aa)	5.000	08/15/22	4,175	4,518,185
FBM Finance, Inc., Sr. Sec’d. Notes, 144A	8.250	08/15/21	850	913,750
KCG Holdings, Inc., Sr. Sec’d. Notes, 144A	6.875	03/15/20	1,050	1,090,031
Navient Corp.,
Sr. Unsec’d. Notes	6.625	07/26/21	525	557,970
Sr. Unsec’d. Notes(aa)	6.500	06/15/22	4,965	5,166,728
Sr. Unsec’d. Notes, MTN	8.000	03/25/20	425	469,625
OneMain Financial Holdings LLC, Gtd. Notes, 144A(aa)(g)	6.750	12/15/19	2,575	2,697,313

				18,637,758

Electric 5.3%
AES Corp., Sr. Unsec’d. Notes	7.375	07/01/21	1,250	1,428,125
DPL, Inc.,
Sr. Unsec’d. Notes(aa)	6.750	10/01/19	3,160	3,310,100
Sr. Unsec’d. Notes(aa)	7.250	10/15/21	2,325	2,481,937
Dynegy, Inc.,
Gtd. Notes(aa)	6.750	11/01/19	3,253	3,346,524
Gtd. Notes(aa)	7.375	11/01/22	5,925	5,836,125

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	13

Schedule of Investments (continued)

as of May 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Electric (cont’d.)
GenOn Energy, Inc,
Sr. Unsec’d. Notes (original cost $714,375; purchased 09/29/15)(dd)(f)(g)	7.875%	06/15/17	750	$547,500
Sr. Unsec’d. Notes (original cost $2,620,781; purchased 05/18/15 - 09/09/15)(dd)(f)(g)	9.500	10/15/18	2,625	1,890,000
Sr. Unsec’d. Notes (original cost $941,438; purchased 12/08/15 - 02/03/16)(dd)(f)(g)	9.875	10/15/20	1,400	1,018,500
Mirant Mid-Atlantic LLC, Series B, Pass-Through Trust, Pass-Through Certificates (original cost $1,441,878; purchased 05/15/12 - 02/26/16)(aa)(f)(g)	9.125	06/30/17	1,485	1,380,808
NRG Energy, Inc., Gtd. Notes(aa)(g)	7.625	01/15/18	6,850	7,055,500
NRG REMA LLC,
Series B, Pass-Through Certificates(g)	9.237	07/02/17	915	756,791
Series C, Pass-Through Certificates(aa)(g)	9.681	07/02/26	1,100	833,250

				29,885,160

Electronics 0.6%
Jabil Circuit, Inc.,
Sr. Unsec’d. Notes	5.625	12/15/20	690	748,650
Sr. Unsec’d. Notes(aa)	8.250	03/15/18	2,700	2,821,500

				3,570,150

Entertainment 6.2%
CCM Merger, Inc., Sr. Unsec’d. Notes, 144A (original cost $3,200,000; purchased 03/08/17)(aa)(f)(g)	6.000	03/15/22	3,200	3,304,000
Churchill Downs, Inc., Gtd. Notes(aa)	5.375	12/15/21	4,740	4,929,600
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes(aa)	4.375	11/01/18	3,175	3,262,312
Gtd. Notes	4.375	04/15/21	1,000	1,052,500
International Game Technology PLC, Sr. Sec’d. Notes, 144A(aa)	6.250	02/15/22	3,150	3,406,725
Isle of Capri Casinos, Inc., Gtd. Notes	8.875	06/15/20	8,160	8,357,472
Jacobs Entertainment, Inc., Sec’d. Notes, 144A	7.875	02/01/24	450	474,750
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., Sr. Sec’d. Notes, 144A(aa)(g)	5.000	08/01/18	4,550	4,567,062
National CineMedia LLC, Sr. Sec’d. Notes	6.000	04/15/22	1,310	1,331,288
Scientific Games International, Inc.,
Gtd. Notes	6.625	05/15/21	1,975	1,955,250
Gtd. Notes	10.000	12/01/22	500	544,375
Sr. Sec’d. Notes, 144A	7.000	01/01/22	1,225	1,307,688

				34,493,022

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Environmental Control 0.6%
Clean Harbors, Inc.,
Gtd. Notes	5.125%	06/01/21	2,600	$2,661,750
Gtd. Notes	5.250	08/01/20	850	863,813

				3,525,563

Food 2.5%
Hearthside Group Holdings LLC/Hearthside Finance Co., Gtd. Notes, 144A	6.500	05/01/22	1,000	1,002,500
JBS Investments GmbH (Brazil), Gtd. Notes, 144A	7.750	10/28/20	1,500	1,460,250
JBS USA LUX SA/JBS USA Finance, Inc. (Brazil),
Gtd. Notes, 144A(g)	7.250	06/01/21	1,500	1,496,250
Gtd. Notes, 144A(g)	7.250	06/01/21	4,150	4,139,625
Gtd. Notes, 144A(g)	8.250	02/01/20	275	277,750
Shearer’s Foods LLC/Chip Finance Corp., Sr. Sec’d. Notes, 144A(aa)	9.000	11/01/19	3,325	3,476,287
SUPERVALU, Inc.,
Sr. Unsec’d. Notes	6.750	06/01/21	1,600	1,634,000
Sr. Unsec’d. Notes	7.750	11/15/22	450	462,375

				13,949,037

Forest Products & Paper 0.8%
Cascades, Inc. (Canada), Gtd. Notes, 144A	5.500	07/15/22	1,982	2,016,685
Mercer International, Inc. (Canada), Sr. Unsec’d. Notes	7.750	12/01/22	2,085	2,236,163

				4,252,848

Gas 0.2%
NGL Energy Partners LP/NGL Energy Finance Corp., Gtd. Notes, 144A	7.500	11/01/23	975	987,188

Hand/Machine Tools 0.1%
Apex Tool Group LLC, Gtd. Notes, 144A(g)	7.000	02/01/21	850	787,313

Healthcare-Products 0.7%
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, Gtd. Notes, 144A(aa)	4.875	04/15/20	3,775	3,775,000

Healthcare-Services 9.4%
Acadia Healthcare Co., Inc., Gtd. Notes	5.125	07/01/22	500	510,000
Centene Corp., Sr. Unsec’d. Notes	5.625	02/15/21	2,375	2,480,402

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	15

Schedule of Investments (continued)

as of May 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)
CHS/Community Health Systems, Inc.,
Gtd. Notes(aa)	8.000%		11/15/19	7,500	$7,537,500
Sr. Sec’d. Notes	6.250		03/31/23	1,600	1,658,800
HCA Healthcare, Inc., Sr. Unsec’d. Notes	6.250		02/15/21	1,750	1,911,875
HCA, Inc.,
Gtd. Notes(aa)	8.000		10/01/18	1,855	2,003,400
Sr. Sec’d. Notes(aa)	3.750		03/15/19	3,075	3,140,344
Sr. Sec’d. Notes	4.250		10/15/19	1,625	1,691,950
Kindred Healthcare, Inc., Gtd. Notes(aa)	8.000		01/15/20	6,775	7,092,612
LifePoint Health, Inc., Gtd. Notes(aa)	5.500		12/01/21	3,150	3,272,062
Molina Healthcare, Inc., Gtd. Notes	5.375	(c)	11/15/22	1,975	2,095,969
Select Medical Corp., Gtd. Notes(aa)	6.375		06/01/21	3,000	3,067,500
Surgery Center Holdings, Inc., Gtd. Notes, 144A	8.875		04/15/21	1,850	1,977,187
Tenet Healthcare Corp.,
Sr. Sec’d. Notes	4.375		10/01/21	175	179,638
Sr. Sec’d. Notes	4.750		06/01/20	1,525	1,576,469
Sr. Sec’d. Notes(aa)	6.250		11/01/18	3,875	4,088,125
Sr. Unsec’d. Notes	6.750		02/01/20	925	955,063
Sr. Unsec’d. Notes	6.750		06/15/23	4,775	4,750,313
Sr. Unsec’d. Notes	8.000		08/01/20	1,000	1,017,500
Universal Health Services, Inc., Sr. Sec’d. Notes, 144A	4.750		08/01/22	1,325	1,358,125

					52,364,834

Home Builders 10.2%
AV Homes, Inc., Sr. Unsec’d. Notes, 144A	6.625		05/15/22	625	637,500
Beazer Homes USA, Inc.,
Gtd. Notes	5.750		06/15/19	2,550	2,680,687
Gtd. Notes	8.750		03/15/22	2,800	3,129,000
Brookfield Residential Properties, Inc. (Canada), Gtd. Notes, 144A(aa)	6.500		12/15/20	2,765	2,854,862
CalAtlantic Group, Inc.,
Gtd. Notes	6.250		12/15/21	350	388,938
Gtd. Notes(aa)	8.375		05/15/18	4,200	4,442,340
KB Home,
Gtd. Notes(aa)	4.750		05/15/19	3,609	3,717,270
Gtd. Notes(aa)	7.250		06/15/18	2,000	2,090,000
Lennar Corp.,
Gtd. Notes	4.125		01/15/22	2,600	2,665,000
Gtd. Notes	4.500		11/15/19	1,000	1,041,250
Gtd. Notes(aa)	4.750		12/15/17	5,075	5,113,062
M/I Homes, Inc., Gtd. Notes(aa)	6.750		01/15/21	2,075	2,178,750

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Home Builders (cont’d.)
Mattamy Group Corp. (Canada),
Gtd. Notes, 144A(g)	6.500%	11/15/20	1,525	$1,559,313
Sr. Unsec’d. Notes, 144A(g)	6.875	12/15/23	1,225	1,240,313
Meritage Homes Corp., Gtd. Notes(aa)	4.500	03/01/18	3,900	3,958,500
New Home Co., Inc. (The), Gtd. Notes, 144A	7.250	04/01/22	1,525	1,578,375
PulteGroup, Inc., Gtd. Notes	4.250	03/01/21	1,850	1,919,375
Taylor Morrison Communities, Inc. /Taylor Morrison Holdings II, Inc., Gtd. Notes, 144A(aa)	5.250	04/15/21	3,400	3,480,750
Toll Brothers Finance Corp., Gtd. Notes(aa)	8.910	10/15/17	1,600	1,642,000
TRI Pointe Group, Inc., Gtd. Notes	4.875	07/01/21	2,400	2,496,000
WCI Communities, Inc./Lennar Corp., Gtd. Notes	6.875	08/15/21	5,250	5,486,250
William Lyon Homes, Inc.,
Gtd. Notes	5.750	04/15/19	2,500	2,525,000
Gtd. Notes	7.000	08/15/22	400	416,000

				57,240,535

Iron/Steel 2.4%
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes(aa)	6.125	06/01/18	7,200	7,487,280
BlueScope Steel Finance Ltd./BlueScope Steel Finance USA LLC (Australia), Gtd. Notes, 144A	6.500	05/15/21	4,180	4,425,575
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., Gtd. Notes, 144A(g)	6.375	05/01/22	625	651,563
Steel Dynamics, Inc., Gtd. Notes	6.375	08/15/22	1,095	1,134,967

				13,699,385

Leisure Time 0.6%
NCL Corp. Ltd., Sr. Unsec’d. Notes, 144A	4.625	11/15/20	1,725	1,768,125
Viking Cruises Ltd., Sr. Unsec’d. Notes, 144A(g)	8.500	10/15/22	1,475	1,545,063

				3,313,188

Lodging 5.9%
Boyd Gaming Corp., Gtd. Notes	6.875	05/15/23	300	324,750
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties, Sr. Sec’d. Notes(aa)	8.000	10/01/20	7,575	7,849,594
Golden Nugget, Inc., Sr. Unsec’d. Notes, 144A	8.500	12/01/21	2,550	2,722,125
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp.,
Sec’d. Notes, 144A	10.250	11/15/22	975	1,060,313
Sr. Sec’d. Notes, 144A	6.750	11/15/21	1,125	1,165,781
MGM Resorts International, Gtd. Notes(aa)	8.625	02/01/19	10,805	11,939,525
Station Casinos LLC, Gtd. Notes(aa)	7.500	03/01/21	2,253	2,337,488

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	17

Schedule of Investments (continued)

as of May 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Lodging (cont’d.)
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Sr. Sec’d. Notes, 144A(g)	6.375%	06/01/21	3,425	$3,479,594
Wynn Macau Ltd. (Macau), Sr. Unsec’d. Notes, 144A	5.250	10/15/21	1,925	1,994,781

				32,873,951

Machinery-Diversified 1.6%
Cleaver-Brooks, Inc., Sr. Sec’d. Notes, 144A(aa)(g)	8.750	12/15/19	1,425	1,467,750
CNH Industrial Capital LLC, Gtd. Notes(aa)	4.375	11/06/20	1,900	1,983,125
Zebra Technologies Corp., Sr. Unsec’d. Notes(aa)	7.250	10/15/22	5,380	5,775,430

				9,226,305

Media 14.0%
Cablevision Systems Corp.,
Sr. Unsec’d. Notes(aa)	7.750	04/15/18	2,250	2,344,905
Sr. Unsec’d. Notes(aa)	8.625	09/15/17	3,781	3,847,167
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes	5.250	03/15/21	1,030	1,062,188
Sr. Unsec’d. Notes(aa)	5.250	09/30/22	5,485	5,687,287
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Unsec’d. Notes, 144A	5.125	12/15/21	2,160	2,204,561
Sr. Unsec’d. Notes, 144A(aa)	5.125	12/15/21	3,845	3,921,900
Sr. Unsec’d. Notes, 144A(aa)	6.375	09/15/20	6,586	6,750,650
Clear Channel Worldwide Holdings, Inc.,
Series A, Gtd. Notes(aa)	6.500	11/15/22	2,965	3,024,300
Series A, Gtd. Notes	7.625	03/15/20	465	460,350
Series B, Gtd. Notes	6.500	11/15/22	1,385	1,431,744
Series B, Gtd. Notes	7.625	03/15/20	660	663,300
Cogeco Communications, Inc. (Canada), Gtd. Notes, 144A(aa)	4.875	05/01/20	2,500	2,553,125
CSC Holdings LLC, Sr. Unsec’d. Notes	7.875	02/15/18	880	916,300
DISH DBS Corp.,
Gtd. Notes(aa)	4.250	04/01/18	4,590	4,658,850
Gtd. Notes	4.625	07/15/17	1,800	1,802,250
Gtd. Notes(aa)	5.125	05/01/20	2,875	3,033,125
Mediacom Broadband LLC/Mediacom Broadband Corp.,
Sr. Unsec’d. Notes	5.500	04/15/21	1,800	1,849,500
Sr. Unsec’d. Notes(aa)	6.375	04/01/23	3,279	3,434,752
Midcontinent Communications/Midcontinent Finance Corp., Gtd. Notes, 144A(aa)	6.250	08/01/21	4,175	4,321,125
Nexstar Broadcasting, Inc., Gtd. Notes, 144A	6.125	02/15/22	1,035	1,089,337

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Media (cont’d.)
SFR Group SA (France), Sr. Sec’d. Notes, 144A(aa)	6.000%	05/15/22	2,000	$2,092,500
Sinclair Television Group, Inc.,
Gtd. Notes	5.375	04/01/21	2,585	2,656,087
Gtd. Notes	6.125	10/01/22	1,225	1,278,594
TEGNA, Inc.,
Gtd. Notes	5.125	10/15/19	650	665,438
Gtd. Notes, 144A(aa)	4.875	09/15/21	3,030	3,120,900
Tribune Media Co., Gtd. Notes	5.875	07/15/22	2,925	3,082,219
Univision Communications, Inc., Sr. Sec’d. Notes, 144A(aa)(g)	6.750	09/15/22	9,666	10,100,970
Videotron Ltd. (Canada), Gtd. Notes	5.000	07/15/22	345	367,425

				78,420,849

Mining 7.1%
Constellium NV (Netherlands), Sr. Sec’d. Notes, 144A	7.875	04/01/21	1,785	1,921,106
First Quantum Minerals Ltd. (Canada), Gtd. Notes, 144A	7.000	02/15/21	1,365	1,429,565
FMG Resources August 2006 Pty Ltd. (Australia),
Gtd. Notes, 144A	4.750	05/15/22	975	987,188
Sr. Sec’d. Notes, 144A	9.750	03/01/22	5,724	6,557,557
Freeport-McMoRan, Inc.,
Gtd. Notes(aa)	2.300	11/14/17	10,175	10,149,562
Gtd. Notes	2.375	03/15/18	1,419	1,417,581
Gtd. Notes, 144A	6.500	11/15/20	2,000	2,070,160
Gtd. Notes, 144A	6.625	05/01/21	1,110	1,134,975
International Wire Group, Inc., Sec’d. Notes, 144A (original cost $1,444,870; purchased 07/12/16 - 08/04/16)(f)(g)	10.750	08/01/21	1,500	1,389,375
Kinross Gold Corp. (Canada), Gtd. Notes	5.125	09/01/21	915	965,325
Lundin Mining Corp. (Canada), Sr. Sec’d. Notes, 144A(aa)	7.500	11/01/20	5,075	5,367,371
New Gold, Inc. (Canada), Gtd. Notes, 144A	7.000	04/15/20	3,125	3,179,687
Teck Resources Ltd. (Canada), Gtd. Notes(aa)	4.500	01/15/21	3,124	3,264,580

				39,834,032

Miscellaneous Manufacturing 0.8%
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A(aa)	8.750	12/01/21	3,475	3,865,937
EnPro Industries, Inc., Gtd. Notes, 144A	5.875	09/15/22	500	522,500

				4,388,437

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	19

Schedule of Investments (continued)

as of May 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Oil & Gas 3.9%
Antero Resources Corp., Gtd. Notes	5.375%	11/01/21	750	$771,563
Ascent Resources Utica Holdings LLC/ARU Finance Corp., Sr. Unsec’d. Notes, 144A	10.000	04/01/22	2,883	2,955,075
Endeavor Energy Resources LP/EER Finance, Inc., Sr. Unsec’d. Notes, 144A	7.000	08/15/21	2,500	2,587,500
Extraction Oil & Gas Holdings LLC/Extraction Finance Corp., Gtd. Notes, 144A	7.875	07/15/21	1,900	1,985,500
MEG Energy Corp. (Canada), Gtd. Notes, 144A	6.375	01/30/23	775	664,563
Noble Holding International Ltd. (United Kingdom), Gtd. Notes	7.750	01/15/24	950	838,080
Range Resources Corp., Gtd. Notes, 144A	5.875	07/01/22	700	715,750
RSP Permian, Inc., Gtd. Notes	6.625	10/01/22	1,375	1,448,906
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes	5.500	08/01/20	850	877,625
Gtd. Notes(aa)	6.250	04/15/21	2,750	2,901,250
Tesoro Corp., Gtd. Notes(aa)	4.250	10/01/17	3,675	3,688,781
Western Refining, Inc., Gtd. Notes	6.250	04/01/21	876	903,375
WPX Energy, Inc., Sr. Unsec’d. Notes	7.500	08/01/20	1,525	1,608,875

				21,946,843

Oil & Gas Services 0.3%
SESI LLC, Gtd. Notes	6.375	05/01/19	1,790	1,763,150

Packaging & Containers 4.7%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland),
Gtd. Notes, 144A	6.000	06/30/21	1,000	1,030,000
Sr. Sec’d. Notes, 144A	4.250	09/15/22	2,300	2,343,125
Coveris Holdings SA (Luxembourg), Gtd. Notes, 144A(aa)	7.875	11/01/19	4,375	4,265,625
Greif, Inc., Sr. Unsec’d. Notes(aa)	7.750	08/01/19	6,050	6,662,563
PaperWorks Industries, Inc., Sr. Sec’d. Notes, 144A(aa)	9.500	08/15/19	3,000	2,317,500
Plastipak Holdings, Inc., Sr. Unsec’d. Notes, 144A(aa)(g)	6.500	10/01/21	3,275	3,356,875
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU (New Zealand), Sr. Sec’d. Notes(aa)	5.750	10/15/20	4,775	4,902,731
Sealed Air Corp., Gtd. Notes, 144A(aa)	6.500	12/01/20	1,045	1,165,175

				26,043,594

See Notes to Financial Statements.

20

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Pharmaceuticals 3.0%
Allergan, Inc., Gtd. Notes(aa)	1.350%		03/15/18	2,240	$2,241,039
Capsugel SA, Gtd. Notes, PIK, 144A	7.000		05/15/19	2,878	2,880,159
Endo Finance LLC, Gtd. Notes, 144A	5.750		01/15/22	175	167,781
Endo Finance LLC/Endo Finco, Inc., Gtd. Notes, 144A	7.250	(c)	01/15/22	1,500	1,496,250
Nature’s Bounty Co. (The), Sr. Unsec’d. Notes, 144A(aa)(g)	7.625		05/15/21	2,800	2,926,000
Valeant Pharmaceuticals International, Inc.,
Gtd. Notes, 144A(aa)	7.000		10/01/20	4,025	3,843,875
Gtd. Notes, 144A(aa)	7.500		07/15/21	2,725	2,525,748
Sr. Sec’d. Notes, 144A	6.500		03/15/22	775	813,595

					16,894,447

Pipelines 1.7%
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A(g)	5.625		04/15/20	2,050	2,183,250
Sr. Unsec’d. Notes, 144A(aa)(g)	6.000		01/15/19	2,150	2,256,167
Sr. Unsec’d. Notes, 144A(g)	6.850		07/15/18	1,900	1,990,250
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Gtd. Notes(aa)	6.125		10/15/21	2,875	2,998,984

					9,428,651

Real Estate 0.7%
Crescent Communities LLC/Crescent Venture, Inc., Sr. Sec’d. Notes, 144A	8.875		10/15/21	1,575	1,649,812
Greystar Real Estate Partners LLC, Sr. Sec’d. Notes, 144A (original cost $962,470; purchased 02/10/17)(f)(g)	8.250		12/01/22	883	951,433
Realogy Group LLC/Realogy Co-Issuer Corp., Gtd. Notes, 144A	5.250		12/01/21	1,425	1,496,250

					4,097,495

Real Estate Investment Trusts (REITs) 2.6%
DuPont Fabros Technology LP, Gtd. Notes(aa)	5.875		09/15/21	4,826	5,019,040
Equinix, Inc., Sr. Unsec’d. Notes(aa)	4.875		04/01/20	3,000	3,078,750
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Notes	6.375		02/15/22	1,500	1,550,625
RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes	5.000		04/15/21	1,150	1,175,875
Gtd. Notes	5.000		04/15/23	500	511,875
Sabra Health Care LP/Sabra Capital Corp., Gtd. Notes(aa)	5.500		02/01/21	2,625	2,736,562
SBA Communications Corp., Sr. Unsec’d. Notes	4.875		07/15/22	500	516,875

					14,589,602

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	21

Schedule of Investments (continued)

as of May 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Retail 6.9%
1011778 BC ULC/New Red Finance, Inc. (Canada), Sec’d. Notes, 144A	6.000%	04/01/22		1,675	$1,743,591
Claire’s Stores, Inc.,
Sr. Sec’d. Notes, 144A(g)	6.125	03/15/20		400	170,000
Sr. Sec’d. Notes, 144A(g)	9.000	03/15/19		4,200	2,037,000
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.,
Sr. Unsec’d. Notes	8.625	06/15/20		900	873,000
Sr. Unsec’d. Notes, 144A	8.625	06/15/20		1,500	1,455,000
Hot Topic, Inc., Sr. Sec’d. Notes, 144A(g)	9.250	06/15/21		1,530	1,552,950
L Brands, Inc.,
Gtd. Notes	6.625	04/01/21		2,500	2,768,750
Gtd. Notes	7.000	05/01/20		2,000	2,219,160
Gtd. Notes	8.500	06/15/19		975	1,087,125
Men’s Wearhouse, Inc. (The), Gtd. Notes	7.000	07/01/22		1,350	1,150,875
Neiman Marcus Group Ltd. LLC, Gtd. Notes, 144A	8.000	10/15/21		2,112	1,092,960
PetSmart, Inc., Sr. Unsec’d. Notes, 144A	7.125	03/15/23		2,750	2,564,375
PF Chang’s China Bistro, Inc., Gtd. Notes, 144A	10.250	06/30/20		1,150	1,173,000
Rite Aid Corp.,
Gtd. Notes	9.250	03/15/20		1,200	1,242,156
Gtd. Notes, 144A(aa)	6.125	04/01/23		4,650	4,618,845
Ruby Tuesday, Inc., Gtd. Notes	7.625	05/15/20		2,025	1,923,750
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes(aa)	5.750	06/01/22		2,900	2,990,625
THOM Europe SAS (France), Sr. Sec’d. Notes, 144A(aa)	7.375	07/15/19	EUR	4,000	4,618,071
Tops Holding LLC/Tops Markets II Corp., Sr. Sec’d. Notes, 144A(g)	8.000	06/15/22		725	609,000
Yum! Brands, Inc., Sr. Unsec’d. Notes(aa)	3.875	11/01/20		2,400	2,460,000

					38,350,233

Semiconductors 1.9%
Micron Technology, Inc., Sr. Sec’d. Notes	7.500	09/15/23		3,515	3,926,606
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A(aa)	4.125	06/15/20		2,900	3,052,250
Gtd. Notes, 144A	4.125	06/01/21		2,200	2,321,000
Sr. Unsec’d. Notes, 144A	3.875	09/01/22		1,500	1,565,625

					10,865,481

Software 2.0%
BMC Software Finance, Inc., Sr. Unsec’d. Notes, 144A	8.125	07/15/21		1,000	1,021,300
BMC Software, Inc., Sr. Unsec’d. Notes	7.250	06/01/18		904	931,120
Infor US, Inc., Sr. Sec’d. Notes, 144A(aa)(g)	5.750	08/15/20		5,340	5,540,250
Nuance Communications, Inc., Gtd. Notes, 144A(aa)	5.375	08/15/20		3,380	3,443,375

					10,936,045

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Telecommunications 8.8%
Aegis Merger Sub., Inc., Sr. Unsec’d. Notes, 144A	10.250%	02/15/23	2,000	$2,210,000
Anixter, Inc., Gtd. Notes(aa)	5.625	05/01/19	1,500	1,578,750
Centurylink, Inc., Series S, Sr. Unsec’d. Notes(aa)	6.450	06/15/21	3,050	3,297,812
CommScope, Inc., Gtd. Notes, 144A(aa)	5.000	06/15/21	5,305	5,440,914
Frontier Communications Corp.,
Sr. Unsec’d. Notes	6.250	09/15/21	475	445,313
Sr. Unsec’d. Notes	8.125	10/01/18	1,775	1,877,062
Sr. Unsec’d. Notes	8.500	04/15/20	235	249,100
Sr. Unsec’d. Notes	9.250	07/01/21	750	762,656
Level 3 Financing, Inc., Gtd. Notes(aa)	6.125	01/15/21	5,350	5,470,375
Qwest Capital Funding, Inc., Gtd. Notes	6.500	11/15/18	1,000	1,053,750
Sprint Communications, Inc.,
Gtd. Notes, 144A(aa)(g)	7.000	03/01/20	5,035	5,588,850
Gtd. Notes, 144A(g)	9.000	11/15/18	6,080	6,672,800
T-Mobile USA, Inc.,
Gtd. Notes	6.000	03/01/23	875	930,738
Gtd. Notes	6.625	04/01/23	1,730	1,841,931
Telecom Italia Capital SA (Italy), Gtd. Notes	6.999	06/04/18	2,060	2,157,850
Wind Acquisition Finance SA (Italy),
Sec’d. Notes, 144A(aa)	7.375	04/23/21	3,500	3,647,000
Sr. Sec’d. Notes, 144A(aa)	6.500	04/30/20	4,300	4,445,125
Xplornet Communications, Inc. (Canada), Sr. Unsec’d. Notes, PIK, 144A	9.625	06/01/22	1,350	1,404,000

				49,074,026

Textiles 0.7%
Springs Industries, Inc., Sr. Sec’d. Notes(aa)	6.250	06/01/21	3,550	3,665,375

Transportation 0.2%
XPO Logistics, Inc., Gtd. Notes, 144A	6.500	06/15/22	925	982,073

TOTAL CORPORATE BONDS (cost $684,396,799)				688,286,011

NON-CORPORATE FOREIGN AGENCY 0.6%
Nova Chemicals Corp. (Canada), Sr. Unsec’d. Notes, 144A (cost $3,350,000)	4.875	06/01/24	3,350	3,358,375

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	23

Schedule of Investments (continued)

as of May 31, 2017

Description	Shares	Value
COMMON STOCK 0.0%

Oil, Gas & Consumable Fuels
Pacific Exploration and Production Corp. (Colombia)* (cost $43,940)	1,033	$29,032

TOTAL LONG-TERM INVESTMENTS (cost $718,426,549)		722,901,098

SHORT-TERM INVESTMENT 3.4%

AFFILIATED MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund (cost $19,392,059)(w)	19,392,059	19,392,059

TOTAL INVESTMENTS 132.5% (cost $737,818,608)		742,293,157
Liabilities in excess of other assets(z) (32.5)%		(182,223,948)

NET ASSETS 100.0%		$560,069,209

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

RegS—Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

EUR—Euro

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

OTC—Over-the-counter

PIK—Payment-in-Kind

#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $1,634,280 and 0.3% of net assets.
(aa)	Represents security, or a portion thereof, with aggregate value of $381,045,961 segregated as collateral for amount of $180,000,000 borrowed and outstanding as of May 31, 2017. Of such securities, securities in the amount of $35,563,378 have been loaned for which, the amount borrowed serves as collateral.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at May 31, 2017.
(dd)	On June 14, 2017, GenOn Energy, Inc. and its subsidiaries filed for bankruptcy under Chapter 11. In connection with the Chapter 11 plan of reorganization (the “GenOn Reorganization Plan”), GenOn Energy, Inc. and its subsidiaries will issue a 144A high yield bond offering for the exit financing of the bankruptcy. As part of the GenOn Reorganization Plan and restructuring of the existing bond, on behalf of the Fund, PGIM, Inc. has agreed to participate in the backstop commitment of $5,230,000 for the new bond offering. The Fund has received a backstop fee of $261,500 subsequent to its fiscal year end in conjunction with this commitment.
(f)	Indicates a restricted security; the aggregate original cost of such securities is $11,325,812. The aggregate value of $10,481,616, is approximately 1.9% of net assets.

See Notes to Financial Statements.

24

(g)	Indicates a security that has been deemed illiquid; the aggregate value of $93,139,177 is approximately 16.6% of net assets. (unaudited)
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund.
(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Forward foreign currency exchange contracts outstanding at May 31, 2017:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Euro,
Expiring 06/02/17	Goldman Sachs & Co.	EUR	3,961	$4,444,869	$4,450,017	$5,148

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Euro,
Expiring 06/02/17	Goldman Sachs & Co.	EUR	3,961	$4,335,036	$4,450,017	$(114,981)
Expiring 07/05/17	Goldman Sachs & Co.	EUR	3,961	4,452,775	4,458,574	(5,799)

				$8,787,811	$8,908,591	(120,780)

						$(115,632)

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of May 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Bank Loans	$—	$29,593,400	$1,634,280
Corporate Bonds	—	688,286,011	—

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	25

Schedule of Investments (continued)

as of May 31, 2017

	Level 1	Level 2	Level 3
Non-Corporate Foreign Agency	$—	$3,358,375	$—
Common Stock	29,032	—	—
Affiliated Mutual Fund	19,392,059	—	—
Other Financial Instruments*
OTC Forward Foreign Currency Exchange Contracts	—	(115,632)	—

Total	$19,421,091	$721,122,154	$1,634,280

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of May 31, 2017 were as follows (unaudited):

Media	14.0%
Home Builders	10.2
Healthcare-Services	9.4
Telecommunications	8.8
Retail	7.2
Mining	7.1
Entertainment	6.2
Lodging	6.1
Electric	5.3
Chemicals	4.9
Packaging & Containers	4.7
Oil & Gas	3.9
Affiliated Mutual Fund	3.4
Diversified Financial Services	3.3
Pharmaceuticals	3.0
Software	2.9
Computers	2.7
Real Estate Investment Trusts (REITs)	2.6
Food	2.5
Iron/Steel	2.4
Commercial Services	2.4
Technology	2.2
Semiconductors	1.9
Pipelines	1.7
Machinery-Diversified	1.6
Auto Parts & Equipment	1.5
Building Materials	1.3%
Miscellaneous Manufacturing	0.8
Forest Products & Paper	0.8
Real Estate	0.7
Healthcare-Products	0.7
Coal	0.7
Textiles	0.7
Electronics	0.6
Environmental Control	0.6
Non-Corporate Foreign Agency	0.6
Leisure Time	0.6
Airlines	0.5
Wireless	0.4
Oil & Gas Services	0.3
Auto Manufacturers	0.3
Media & Entertainment	0.3
Packaging	0.2
Gas	0.2
Transportation	0.2
Hand/Machine Tools	0.1
Distribution/Wholesale	0.0 *
Oil, Gas & Consumable Fuels	0.0 *

132.5
Liabilities in excess of other assets	(32.5)

100.0%

*	Less than +/- 0.05%

See Notes to Financial Statements.

26

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is foreign exchange risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of May 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	$5,148	Unrealized depreciation on OTC forward foreign currency exchange contracts	$120,780

The effects of derivative instruments on the Statement of Operations for the year ended May 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts(1)
Foreign exchange contracts	$228,809

(1)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts(2)
Foreign exchange contracts	$(193,255)

(2)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	27

Schedule of Investments (continued)

as of May 31, 2017

For the year ended May 31, 2017, the Fund’s average volume of derivative activities is as follows:

Forward Foreign Currency Exchange Contracts—Purchased(1)	Forward Foreign Currency Exchange Contracts—Sold(1)
$4,433,568	$8,883,095

(1)	Value at Settlement Date

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instruments/transactions assets and liabilities:

Description	Gross Amounts of Recognized Assets(3)	Collateral Pledged(4)	Net Amount
Securities on Loan	$35,563,378	$(35,563,378)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts Available for Offset	Collateral Received	Net Amount
Goldman Sachs & Co.	$5,148	$(5,148)	$—	$—

Counterparty	Gross Amounts of Recognized Liabilities(2)	Gross Amounts Available for Offset	Collateral Pledged	Net Amount
Goldman Sachs & Co.	$(120,780)	$5,148	$—	$(115,632)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.
(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.
(3)	Amount represents market value.
(4)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

28

Statement of Assets & Liabilities

as of May 31, 2017

Assets
Investments at value, including securities on loan of $35,563,378
Unaffiliated investments (cost $718,426,549)	$722,901,098
Affiliated investments (cost $19,392,059)	19,392,059
Cash	63,225
Foreign currency, at value (cost $199,649)	213,455
Dividends and interest receivable	11,450,381
Unrealized appreciation on OTC forward foreign currency exchange contracts	5,148
Prepaid expenses	1,254

Total Assets	754,026,620

Liabilities
Loan payable	180,000,000
Payable for investments purchased	12,838,209
Management fee payable	505,631
Loan interest payable	305,586
Unrealized depreciation on OTC forward foreign currency exchange contracts	120,780
Dividends payable	78,043
Accrued expenses	68,548
Deferred directors’ fees	40,614

Total Liabilities	193,957,411

Net Assets	$560,069,209

Net assets were comprised of:
Common stock, at par	$33,257
Paid-in capital in excess of par	633,874,484

633,907,741
Undistributed net investment income	2,436,730
Accumulated net realized loss on investment and foreign currency transactions	(80,653,155)
Net unrealized appreciation on investments and foreign currencies	4,377,893

Net assets, May 31, 2017	$560,069,209

Net asset value per share ($560,069,209 ÷ 33,256,724 shares of common stock issued and outstanding)	$16.84

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	29

Statement of Operations

Year Ended May 31, 2017

Net Investment Income (Loss)
Income
Interest income (net of foreign withholding taxes of $11,412)	$42,082,936
Affiliated dividend income	131,832

Total income	42,214,768

Expenses
Management fee	6,099,981
Loan interest expense	2,993,458
Legal fees and expenses	118,000
Custodian and accounting fees	114,000
Shareholders’ reports	64,000
Audit fee	43,000
Directors’ fees	40,000
Registration fees	34,000
Transfer agent’s fees and expenses	20,000
Miscellaneous	16,799

Total expenses	9,543,238

Net investment income (loss)	32,671,530

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(638,716)
Foreign currency transactions	213,472

(425,244)

Net change in unrealized appreciation (depreciation) on:
Investments	11,247,508
Foreign currencies	(173,682)

11,073,826

Net gain (loss) on investment and foreign currency transactions	10,648,582

Net Increase (Decrease) In Net Assets Resulting From Operations	$43,320,112

See Notes to Financial Statements.

30

Statement of Changes in Net Assets

	Year Ended May 31,
	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$32,671,530	$35,256,102
Net realized gain (loss) on investment and foreign currency transactions	(425,244)	(21,149,978)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	11,073,826	(3,722,120)

Net increase (decrease) in net assets resulting from operations	43,320,112	10,384,004

Dividends from net investment income	(41,654,047)	(45,146,003)

Total increase (decrease)	1,666,065	(34,761,999)

Net Assets:
Beginning of year	558,403,144	593,165,143

End of year(a)	$560,069,209	$558,403,144

(a) Includes undistributed net investment income of:	$2,436,730	$3,499,918

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	31

Statement of Cash Flows

For Year Ended May 31, 2017

Increase (Decrease) in Cash
Cash flows from operating activities:
Interest and dividends paid (excluding discount and premium amortization of $(6,329,271))	$49,710,648
Operating expenses paid	(6,557,817)
Loan interest paid	(2,915,114)
Purchases of long-term portfolio investments	(480,107,698)
Proceeds from disposition of long-term portfolio investments	494,614,053
Net purchases and sales of short-term investments	9,063,941
Decrease in receivable for investments sold	560,000
Increase in payable for investments purchased	2,141,118
Increase in prepaid expenses	(87)
Net cash received from foreign currency transactions	213,472
Effect of exchange rate changes	19,574

Net cash provided from operating activities	66,742,090

Cash flows from financing activities:
Cash dividends paid	(41,672,822)
Net decrease in borrowings	(25,000,000)

Net cash used in financing activities	(66,672,822)

Net increase (decrease) in cash	69,268
Cash at beginning of year, including foreign currency	207,412

Cash at end of year, including foreign currency	$276,680

Reconciliation of Net Increase (Decrease) in Net Assets to Net Cash Provided from Operating Activities
Net increase in net assets resulting from operations	$43,320,112

Increase in investments	29,899,567
Net realized loss on investment and foreign currency transactions	425,244
Increase in net unrealized appreciation on investments and foreign currencies	(11,073,826)
Net cash received from foreign currency transactions	213,472
Effect of exchange rate changes	19,574
Decrease in interest and dividends receivable	1,166,609
Decrease in receivable for investments sold	560,000
Increase in prepaid expenses	(87)
Increase in payable for investments purchased	2,141,118
Increase in loan interest payable	78,344
Decrease in management fee payable and accrued expenses and other liabilities	(18,216)
Increase in deferred directors’ fees	10,179

Total adjustments	23,421,978

Net cash provided from operating activities	$66,742,090

See Notes to Financial Statements.

32

Notes to Financial Statements

Prudential Short Duration High Yield Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, closed-end management investment company. The Fund was incorporated as a Maryland corporation on November 14, 2011.

The investment objective of the Fund is to provide a high level of current income.

1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”) (formerly known as Prudential Investments LLC). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market

Prudential Short Duration High Yield Fund, Inc.	33

Notes to Financial Statements (continued)

approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing recent transaction prices for identical or comparable securities. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price are classified as Level 3 in the fair value hierarchy.

OTC derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing OTC derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated OTC derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain OTC derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing significant unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

34

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest without limit in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Directors of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on

Prudential Short Duration High Yield Fund, Inc.	35

Notes to Financial Statements (continued)

investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government), held by the Fund to meet its obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have

36

negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

Loan Participations: The Fund may invest in loan participations. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Fund assumes the credit risk of the borrower, the Selling Participant and any other persons positioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Payment-In-Kind: The Fund may invest in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing

Prudential Short Duration High Yield Fund, Inc.	37

Notes to Financial Statements (continued)

principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Cash Flow Information: The Fund invests in securities and distributes dividends from net investment income, which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value, accruing income on PIK securities and accreting discounts and amortizing premiums on debt obligations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its stockholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned. However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income for the calendar year and 98.2% of its net capital gains for a one-year period ending on October 31 exceed the distributions from such taxable income and net capital gains for the calendar year.

Dividends and Distributions: The Fund intends to make a level dividend distribution each month to the holders of Common Stock. The level dividend rate may be modified by the Board from time to time, and will be based upon the past and projected performance and expenses of the Fund. The Fund intends to also make a distribution during or with respect to each calendar year (which may be combined with a regular monthly distribution), which will generally include any net investment income and net realized capital gain for the year not otherwise distributed.

38

PGIM Investments has received an order from the Securities and Exchange Commission (the “SEC”) granting the Fund an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit certain closed-end funds managed by PGIM Investments to include realized long-term capital gains as a part of their respective regular distributions to the holders of Common Stock more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). The Fund intends to rely on this exemptive order. The Board may, at the request of PGIM Investments, adopt a managed distribution policy.

Dividends and distributions to stockholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Fund has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of PGIM, Inc., the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other cost and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly, at an annual rate of .80% of the average daily value of the Fund’s investable assets. “Investable assets” refers to the net assets attributable to the outstanding Common Stock of the Fund plus the liquidation preference of any outstanding preferred stock issued by the Fund, the principal amount of any borrowings and the principal on any debt securities issued by the Fund.

PGIM Investments and PGIM, Inc. are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act,

Prudential Short Duration High Yield Fund, Inc.	39

Notes to Financial Statements (continued)

that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the year ended May 31, 2017 no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Treasury securities) for the year ended May 31, 2017, were $477,333,050 and $487,885,413, respectively.

5. Distributions and Tax Information

Distributions to stockholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended May 31, 2017, the adjustments were to increase undistributed net investment income and increase accumulated net realized loss on investment and foreign currency transactions by $7,919,329 due to differences in the treatment for book and tax purposes of premium amortization and certain transactions involving foreign securities, paydowns and other book to tax differences. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the years ended May 31, 2017 and May 31, 2016, the tax character of dividends paid by the Fund were $41,654,047 and $45,146,003 of ordinary income, respectively.

As of May 31, 2017, the accumulated undistributed earnings on a tax basis was $2,439,755. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

40

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of May 31, 2017 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustments	Total Net Unrealized Depreciation
$746,385,192	$11,152,488	$(15,244,523)	$(4,092,035)	$18,976	$(4,073,059)

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and differences in the treatment of premium amortization for book and tax purposes. The other cost basis adjustments are primarily attributable to appreciation of foreign currencies and mark-to-market of receivables and payables.

For federal income tax purposes, the Fund had a capital loss carryforward as of May 31, 2017 of approximately $72,087,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital

There are 1 billion shares of $0.001 par value common stock authorized. Prior to commencement of operations on April 30, 2012, the Fund issued 5,240 shares of common stock to Prudential at an aggregate purchase price of $100,084. As of May 31, 2017, Prudential owned 7,974 shares of the Fund.

For the year ended May 31, 2017, the Fund did not issue any shares of Common Stock in connection with the Fund’s dividend reinvestment plan.

7. Borrowings and Re-hypothecation

The Fund currently is a party to a committed credit facility (the “credit facility”) with a financial institution. The credit facility provides for a maximum commitment of $240 million. Interest on any borrowings under the credit facility is payable at the negotiated rates. The Fund’s obligations under the credit facility are secured by the assets of the Fund segregated for the purpose of securing the amount borrowed. The purpose of the credit facility is to provide the Fund with portfolio leverage and to meet its general cash flow requirements.

Prudential Short Duration High Yield Fund, Inc.	41

Notes to Financial Statements (continued)

The Fund utilized the credit facility during the year ended May 31, 2017. The average daily outstanding loan balance for the 365 days that the Fund utilized the facility during the period was $202,808,219, borrowed at a weighted average interest rate of 1.46%. The maximum loan balance outstanding during the period was $205,000,000. At May 31, 2017, the Fund had an outstanding loan balance of $180,000,000.

Re-hypothecation: The credit facility agreement permits, subject to certain conditions, the financial institution to re-hypothecate, up to the amount outstanding under the facility, portfolio securities segregated by the Fund as collateral. The Fund continues to receive interest on re-hypothecated securities. The Fund also has the right under the agreement to recall the re-hypothecated securities from the financial institution on demand. If the financial institution fails to deliver the recalled security in a timely manner, the Fund will be compensated by the financial institution for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by the financial institution, the Fund, upon notice to the financial institution, may reduce the loan balance outstanding by the value of the recalled security failed to be returned plus accrued interest. The Fund will receive a portion of the fees earned by the financial institution in connection with the rehypothecation of portfolio securities.

8. Subsequent Event

Dividends and Distributions: On June 1, 2017 the Fund declared monthly dividends of $0.0925 per share payable on June 30, 2017, July 31, 2017 and August 31, 2017, respectively, to shareholders of record on June 16, 2017, July 14, 2017 and August 18, 2017, respectively. The ex-dates were determined to be June 14, 2017, July 12, 2017 and August 16, 2017, respectively.

9. Recent Accounting Pronouncements and Reporting Updates

On October 13, 2016, the SEC adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. The new rules also enhance disclosure regarding fund liquidity and redemption practices. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impacts to the financial statement disclosures.

42

Financial Highlights

	Year Ended May 31,
	2017		2016		2015	2014		2013
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$16.79		$17.84		$18.82	$19.18		$18.75
Income (loss) from investment operations:
Net investment income (loss)	.98		1.06		1.20	1.22		1.24
Net realized and unrealized gain (loss) on investment transactions	.32		(.75)		(.59)	.02		.74
Total from investment operations	1.30		.31		.61	1.24		1.98
Less Dividends:
Dividends from net investment income	(1.25)		(1.36)		(1.59)	(1.60)		(1.57)
Fund share transactions:
Common stock offering costs charged to paid-in capital in excess of par	-		-		-	-		-	(e)
Accretion to net asset value from the exercise of the underwriters over-allotment option	-		-		-	-		.02
Total of share transactions	-		-		-	-		.02
Net asset value, end of year	$16.84		$16.79		$17.84	$18.82		$19.18
Market price, end of year	$15.59		$15.58		$15.75	$17.84		$19.45
Total Return(b):	8.36%		8.23%		(2.92)%	.24%		4.97%

Ratios/Supplemental Data:
Net assets, end of year (000)	$560,069		$558,403		$593,165	$626,021		$637,704
Average net assets (000)	$559,484		$560,771		$602,489	$630,017		$635,754
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.71%	(d)	1.55%	(d)	1.58% (d)	1.52%	(d)	1.47%	(d)
Expenses before waivers and/or expense reimbursement	1.71%	(d)	1.55%	(d)	1.58% (d)	1.52%	(d)	1.53%	(d)
Net investment income (loss)	5.84%		6.29%		6.60%	6.45%		6.45%
Portfolio turnover rate	65%		58%		58%	75%		74%
Asset coverage	411%		372%		439%	363%		405%
Total debt outstanding at year-end (000)	$180,000		$205,000		$175,000	$238,000		$209,000

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the closing market price on the last day for the year reported. Dividends are assumed, for the purpose of this calculation, to be reinvested at prices obtainable under the Fund’s dividend reinvestment plan. This amount does not reflect brokerage commissions or sales load.
(c)	Does not include expenses of the underlying portfolio in which the Fund invests.
(d)	Includes interest expense of .54% for the year ended May 31, 2017, .40% for the year ended May 31, 2016, .41% for the year ended May 31, 2015, .36% for the year ended May 31, 2014 and .35% for the year ended May 31, 2013.
(e)	Less than $.005 per share.

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	43

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Prudential Short Duration High Yield Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Short Duration High Yield Fund Inc. (the “Fund”), including the schedule of investments, as of May 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of May 31, 2017, and the results of its operations, cash flows, changes in net assets and financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

July 18, 2017

44

Tax Information (unaudited)

For the year ended May 31, 2017, the Fund reports the maximum amount allowable but not less than 85.15% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2018, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of distributions received by you in calendar year 2017.

Prudential Short Duration High Yield Fund, Inc.	45

Other Information (unaudited)

Dividend Reinvestment Plan. Unless a holder of Common Stock elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on Common Stock will be automatically reinvested by the Plan Administrator pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Stock. The holders of Common Stock who elect not to participate in the Plan will receive all dividends and other distributions (together, a “Dividend”) in cash paid by check mailed directly to the stockholder of record (or, if the Common Stock is held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the Dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. Such notice will be effective with respect to a particular Dividend. Some brokers may automatically elect to receive cash on behalf of the holders of Common Stock and may re-invest that cash in additional Common Stock.

The Plan Administrator will open an account for each common stockholder under the Plan in the same name in which such common stockholder’s Common Stock is registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Stock. The Common Stock will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Stock from the Fund (“Newly Issued Common Stock”) or (ii) by purchase of outstanding Common Stock on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price of the Common Stock plus per share fees (as defined below) is equal to or greater than the NAV per share of Common Stock (such condition being referred to as “market premium”), the Plan Administrator will invest the Dividend amount in Newly Issued Common Stock on behalf of the participants. The number of Newly Issued Common Stock to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share of Common Stock on the payment date, provided that, if the NAV per share of Common Stock is less than or equal to 95% of the closing market price per share of Common Stock on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Stock on the payment date. If, on the payment date for any Dividend, the NAV per share of Common Stock is greater than the closing market value per share of Common Stock plus per share fees (such condition being referred to as “market discount”), the Plan Administrator will invest the Dividend amount in shares of Common Stock acquired on behalf of the participants in Open-Market Purchases. “Per share fees” include any applicable brokerage commissions the Plan Administrator is required to pay.

46

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Stock trades on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Stock acquired in Open-Market Purchases on behalf of participants. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share of Common Stock exceeds the NAV per share of Common Stock, the average per share purchase price paid by the Plan Administrator for Common Stock may exceed the NAV per share of the Common Stock, resulting in the acquisition of fewer shares of Common Stock than if the Dividend had been paid in Newly Issued Common Stock on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Stock at the NAV per share of Common Stock at the close of business on the Last Purchase Date, provided that, if the NAV is less than or equal to 95% of the then current market price per share of Common Stock, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all stockholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by stockholders for tax records. Common Stock in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each stockholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the holders of Common Stock such as banks, brokers or nominees that hold shares of Common Stock for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record stockholder’s name and held for the account of beneficial owners who participate in the Plan.

The Plan Administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Fund. If a participant elects by written, Internet or telephonic notice to the Plan Administrator to have the Plan Administrator sell part or all of the shares held by the Plan Administrator in the participant’s account and remit the proceeds to the participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.12 per share

Prudential Short Duration High Yield Fund, Inc.	47

Other Information (unaudited) (continued)

fee. If a participant elects to sell his or her shares of Common Stock, the Plan Administrator will process all sale instructions received no later than five business days after the date on which the order is received by the Plan Administrator, assuming the relevant markets are open and sufficient market liquidity exists (and except where deferral is required under applicable federal or state laws or regulations). Such sale will be made through the Plan Administrator’s broker on the relevant market and the sale price will not be determined until such time as the broker completes the sale. In every case the price to the participant shall be the weighted average sale price obtained by the Plan Administrator’s broker net of fees for each aggregate order placed by the participant and executed by the broker. To maximize cost savings, the Plan Administrator will seek to sell shares in round lot transactions. For this purpose the Plan Administrator may combine a participant’s shares with those of other selling participants.

There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. Each participant will be charged a per share fee (currently $0.05 per share) on all Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Tax Matters.” Participants that request a sale of Common Stock through the Plan Administrator are subject to brokerage commissions.

Each participant may terminate the participant’s account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.computershare.com/investor, by filling out the transaction request form located at the bottom of the participant’s Statement and sending it to the Plan Administrator or by calling the Plan Administrator. Such termination will be effective immediately if the participant’s notice is received by the Plan Administrator prior to any dividend or distribution record date. Upon any withdrawal or termination, the Plan Administrator will cause to be delivered to each terminating participant a statement of holdings for the appropriate number of the Fund’s whole book-entry shares of Common Stock and a check for the cash adjustment of any fractional share at the market value of the Fund’s shares of Common Stock as of the close of business on the date the termination is effective less any applicable fees. In the event a participant’s notice of termination is on or after a record date (but before payment date) for an account whose dividends are reinvested, the Plan Administrator, in its sole discretion, may either distribute such dividends in cash or reinvest them in shares of Common Stock on behalf of the terminating participant. In the event reinvestment is made, the Plan Administrator will process the termination as soon as practicable, but in no event later than five business days after the reinvestment is completed. The Plan may be terminated by the Fund upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

48

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078 or by calling (toll free) 800-451-6788.

Prudential Short Duration High Yield Fund, Inc.	49

Supplemental Proxy Information (unaudited)

An Annual Meeting of Stockholders was held on March 10, 2017. At such meeting the stockholders elected the following Class II Directors:

Approval of Directors

Class II	Affirmative Votes Cast	Shares Against/Withheld
Kevin J. Bannon	29,276,791	311,740
Keith F. Hartstein	29,279,364	309,167
Stephen G. Stoneburn	29,230,008	368,523
Grace C. Torres	28,990,724	597,807

50

Management of the Fund (unaudited)

Information about the Directors and Officers of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “1940 Act”), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Directors
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Term of Office & Length of Time Served	Other Directorships Held
Ellen S. Alberding (59) Director Portfolios Overseen: 87	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	Since 2013 (Class I)	None.
Kevin J. Bannon (65) Director Portfolios Overseen: 87	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Since 2011 (Class II)	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (65) Director Portfolios Overseen: 87	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Since 2011 (Class III)	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Short Duration High Yield Fund, Inc.

Management of the Fund (unaudited) (continued)

Independent Directors
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Term of Office & Length of Time Served	Other Directorships Held
Keith F. Hartstein (60) Director & Independent Chair Portfolios Overseen: 87	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	Since 2013 (Class II)	None.
Michael S. Hyland, CFA (71) Director Portfolios Overseen: 87	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	Since 2011 (Class III)	None.
Richard A. Redeker (73) Director & Independent Vice Chair Portfolios Overseen: 87	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	Since 2011 (Class I)	None.
Stephen G. Stoneburn (74) Director Portfolios Overseen: 87	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	Since 2011 (Class II)	None.

Visit our website at pgiminvestments.com

Interested Directors
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Term of Office & Length of Time Served	Other Directorships Held
Stuart S. Parker (54) Director & President Portfolios Overseen: 87	President of PGIM Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	Since 2015 (Class I)	None.
Scott E. Benjamin (44) Director & Vice President Portfolios Overseen: 87	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President of Product Development and Product Management, PGIM Investments (2003-2006).	Since 2011 (Class III)	None.
Grace C. Torres (58)* Director Portfolios Overseen: 86	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Since 2015 (Class II)	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Director.

Prudential Short Duration High Yield Fund, Inc.

Management of the Fund (unaudited) (continued)

Fund Officers(a)
Name, Address and Age Position with Fund	Term of Office	Principal Occupation(s) During Past Five Years
Raymond A. O’Hara (61) Chief Legal Officer	Since 2012	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of PMFS (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Chad A. Earnst (41) Chief Compliance Officer	Since 2014	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.
Deborah A. Docs (59) Secretary	Since 2011	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (58) Assistant Secretary	Since 2011	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (42) Assistant Secretary	Since 2011	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Visit our website at pgiminvestments.com

Fund Officers(a)
Name, Address and Age Position with Fund	Term of Office	Principal Occupation(s) During Past Five Years
Andrew R. French (54) Assistant Secretary	Since 2011	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIMInvestments LLC; Vice President and Assistant Secretary (since January 2007) of PMFS.
M. Sadiq Peshimam (52) Treasurer & Principal Financial and Accounting Officer	Since 2011	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of PGIM Investments LLC.
Peter Parrella (57) Assistant Treasurer	Since 2011	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Lana Lomuti (49) Assistant Treasurer	Since 2014	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.
Linda McMullin (55) Assistant Treasurer	Since 2014	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.

(a)	Excludes Mr. Parker and Mr. Benjamin, Interested Directors of the Fund who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Directors are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
•	Unless otherwise noted, the address of all Directors and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4077.
•

The Board of Directors is divided into three classes, each of which has three year terms. Class I term expires in 2019, Class II term expires in 2020 and Class III term expires in 2018. Officers are generally elected by the Board to one-year terms.

•

There is no set term of office for Directors or Officers. The Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential Short Duration High Yield Fund, Inc.

Privacy Notice

Prudential values your business and your trust. We respect the privacy of your personal information and take our responsibility to protect it seriously. This privacy notice is provided on behalf of the Prudential companies listed at the end of this notice (Prudential), and applies to our current and former customers. This notice describes how we treat the information we receive about you, including the ways in which we will share your personal information within Prudential and your right to opt out of such sharing.

Protecting Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. The people who are authorized to have access to your personal information need it to do their jobs, and we require them to keep that information secure and confidential.

Personal Information We Collect

We collect your personal information when you fill out applications and other forms, when you enter personal details on our websites, when you respond to our emails, and when you provide us information over the telephone. We also collect personal information that others give us about you. This information includes, for example:

•	name
•	address, email address, telephone number, and other contact information
•	income and financial information
•	Social Security number
•	transaction history
•	medical information for insurance applications
•	consumer reports from consumer reporting agencies
•	participant information from organizations that purchase products or services from us for the benefit of their members or employees

Using Your Information

We use your personal information for various business purposes, including:

•	normal everyday business purposes, such as providing services to you and administrating your account or policy
•	business research and analysis
•	marketing products and services of Prudential and other companies in which you may be interested
•	as required by law

Prudential, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

Ed. 1/2017

Sharing Your Information

We may share your personal information, including information about your transactions and experiences, among Prudential companies and with other non-Prudential companies who perform services for us or on our behalf, for our everyday business purposes, such as providing services to you and administering your account or policy. We may also share your personal information with another financial institution if you agree that your account or policy can be transferred to that financial company.

We may share your personal information among Prudential companies so that the Prudential companies can market their products and services to you. We may also share consumer report information among Prudential companies which may include information about you from credit reports and certain information that we receive from you and from consumer reporting agencies or other third parties. You can limit this sharing by following the instructions described in this notice. For those customers who have one of our products through a plan sponsored by an employer or other organization, we will share your personal information in a manner consistent with the terms of the plan agreement or consistent with our agreement with you.

We may also share your personal information as permitted or required by law, including, for example, to law enforcement officials and regulators, in response to subpoenas, and to prevent fraud.

Unless you agree otherwise, we do not share your personal information with non-Prudential companies for them to market their products or services to you. We may tell you about a product or service that other companies offer and, if you respond, that company will know that we selected you to receive the information.

Limiting Our Sharing—Opt Out/Privacy Choice

You may tell us not to share your personal information among Prudential companies for marketing purposes, and not to share consumer report information among Prudential companies, by “opting out” of such sharing. To limit our sharing for these purposes:

•	visit us online at: www.prudential.com/privacyoptout
•	call us at: 1-877-248-4019

If you previously told us in 2016 not to share your personal information among Prudential companies for marketing purposes, or not to share your consumer report information among Prudential companies, you do not need to tell us not to share your information again.

You are not able to limit our ability to share your personal information among Prudential companies and with other non-Prudential companies for servicing and administration purposes.

Questions

If you have any questions about how we protect, use, and share your personal information or about this privacy notice, please call us. The toll-free number is 1-877-248-4019.

We reserve the right to modify this notice at any time. This notice is also available anytime at www.prudential.com.

This notice is being provided to customers and former customers of the Prudential companies listed below.

Insurance Companies and Insurance Company Separate Accounts

The Prudential Insurance Company of America; Prudential Annuities Life Assurance Corporation; Pruco Life Insurance Company; Pruco Life Insurance Company of New Jersey; Prudential Retirement Insurance and Annuity Company (PRIAC); CG Variable Annuity Account I & II (Connecticut General); Pruco Insurance Company of Iowa; All insurance company separate accounts that include the following names: Prudential, Pruco, or PRIAC

Insurance Agencies

Prudential Insurance Agency, LLC; Mullin TBG Insurance Agency Services, LLC

Broker-Dealers and Registered Investment Advisers

AST Investment Services, Inc.; Prudential Annuities Distributors, Inc.; Global Portfolio Strategies, Inc.; Pruco Securities, LLC; Prudential Investment Management, Inc.; Prudential Investment Management Services LLC; Prudential Investments LLC; Prudential Private Placement Investors, L.P.

Bank and Trust Companies

Prudential Bank & Trust, FSB; Prudential Trust Company

Investment Companies and Other Investment Vehicles

Prudential Investments Mutual Funds; Prudential Capital Partners, L.P.; The Target Portfolio Trust; Advanced Series Trust; Private Placement Trust Investors, LLC; All funds that include the following names: Prudential, PCP, PGIM, or PCEP

Vermont Residents: We will not share information about your creditworthiness among Prudential companies, other than as permitted by Vermont law, unless you authorize us to make those disclosures.

∎ MAIL	∎ MAIL (OVERNIGHT)	∎ TELEPHONE
Computershare P.O. Box 30170 College Station, TX 77842-3170	Computershare 211 Quality Circle Suite 210 College Station, TX 77845	(800) 451-6788
∎ WEBSITE
www.pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 451-6788 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Computershare Trust Company, N.A.	PO Box 30170 College Station, TX 77842-3170

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sidley Austin LLP	787 Seventh Avenue New York, NY 10019

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Short Duration High Yield Fund, Inc., PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

CERTIFICATIONS
The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the required annual certifications and the Fund has also included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer as required by Section 302 of the Sarbanes-Oxley Act, on the Fund’s Form N-CSR filed with the Commission, for the period of this report.

This report is transmitted to shareholders of the Fund for their information. This is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

An investor should consider the investment objective, risks, charges, and expenses of the Fund carefully before investing.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.

PRUDENTIAL SHORT DURATION HIGH YIELD FUND, INC.

NYSE	ISD
CUSIP	74442F107

PICE1000E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3	– Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended May 31, 2017 and May 31, 2016, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $43,285 and $46,653 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended May 31, 2017 and May 31, 2016: none.

(c) Tax Fees

For the fiscal years ended May 31, 2017 and May 31, 2016: none.

(d) All Other Fees

For the fiscal years ended May 31, 2017 and May 31, 2016: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended May 31, 2017 and May 31, 2016: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended May 31, 2017 and May 31, 2016 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants –

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Kevin J. Bannon (chair), Ellen S. Alberding, Linda W. Bynoe, and Richard A. Redeker (ex-officio).

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies –

PROXY VOTING POLICIES OF THE SUBADVISER

PGIM FIXED INCOME

Our policy is to vote proxies in the best economic interest of our clients. In the case of pooled accounts, our policy is to vote proxies in the best economic interest of the pooled account. Our proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect our judgment of how to further the best economic interest of our clients through the shareholder or debt-holder voting process.

PGIM Fixed Income invests primarily in debt securities, thus there are few traditional proxies voted by us. We generally vote with management on routine matters such as the appointment of accountants or the election of directors. From time to time, ballot issues arise that are not addressed by our policy or circumstances may suggest a vote not in accordance with our established guidelines. In these cases, voting decisions are made on a case-by-case basis by the applicable portfolio manager taking into consideration the potential economic impact of the proposal. If a security is held in multiple accounts and two or more portfolio managers are not in agreement with respect to a particular vote, our proxy voting committee will determine the vote. Not all ballots are received by us in advance of voting deadlines, but when ballots are received in a timely fashion, we strive to meet our voting obligations. We cannot, however, guarantee that every proxy will be voted prior to its deadline.

With respect to non-US holdings, we take into account additional restrictions in some countries that might impair our ability to trade those securities or have other potentially adverse economic consequences. We generally vote non-US securities on a best efforts basis if we determine that voting is in the best economic interest of our clients.

Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of ours. When we identify an actual or potential conflict of interest between the firm and our clients with respect to proxy voting, the matter is presented to senior management who will resolve such issue in consultation with the compliance and legal departments.

Any client may obtain a copy of our proxy voting policy, guidelines and procedures as well as the proxy voting records for that client’s securities, by contacting the client service representative responsible for the client’s account.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

Portfolio Managers

The following individuals have primary responsibility for the day-to-day implementation of the Fund’s investment strategy.

Robert Cignarella, CFA, is a Managing Director and Head of PGIM Fixed Income’s Leveraged Finance Team, which includes the US and European High Yield Bond and Bank Loan sector teams. Previously, Mr. Cignarella was a managing director and co-head of high yield and bank loans at Goldman Sachs Asset Management. He also held positions as a high yield portfolio manager and a high yield and investment grade credit analyst. Earlier, he was a financial analyst in the investment banking division of Salomon Brothers. Mr. Cignarella received an MBA from the University of Chicago, and a bachelor’s degree in operations research and industrial engineering from Cornell University. He holds the Chartered Financial Analyst (CFA) designation.

Michael J. Collins, CFA, is a Managing Director and Senior Investment Officer for PGIM Fixed Income. He is also senior portfolio manager for Core Plus, Absolute Return, and other Multi-Sector Fixed Income strategies. Previously, Mr. Collins was a High Yield Portfolio Manager and Fixed Income Investment Strategist. He continues to work closely with the high yield team and other credit teams on portfolio strategy and construction. Earlier he was a credit research analyst, covering investment grade and high yield corporate credits. Additionally, he developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins began his career at the Firm in 1986 as a software applications designer. He received a BS in Mathematics and Computer Science from the State University of New York at Binghamton and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI). Effective October 31, 2017, Mr. Collins will no longer serve as a portfolio manager for the Fund.

Daniel Thorogood, CFA, is a Vice President and a high yield portfolio manager for PGIM Fixed Income’s High Yield Team. Mr. Thorogood is also responsible for portfolio strategy and managing high yield bond allocations in multi-sector portfolios. Prior to joining the High Yield Team, Mr. Thorogood was a member of PGIM Fixed Income’s Quantitative Research and Risk Management Group. Mr. Thorogood was the head of a team of portfolio analysts who support the Firm’s credit-related strategies, including investment grade corporate, high yield corporate, and emerging market debt sectors. The team was primarily responsible for performing detailed portfolio analysis relative to benchmarks, monitoring portfolio risk exposures, and analyzing performance through proprietary return attribution models. Prior to joining the Quantitative Research and Risk Management Group in 1996, Mr. Thorogood was Associate Manager in PGIM Fixed Income’s Trade Support and Operations Unit. He received a BS in Finance from Florida State University and an MBA in Finance from Rutgers University. Mr. Thorogood holds the Chartered Financial Analyst (CFA) designation.

Brian Clapp, CFA, is a Principal and a high yield portfolio manager for PGIM Fixed Income’s High Yield Team. Mr. Clapp was previously a senior high yield credit analyst on PGIM Fixed Income’s Credit Research team. He joined the Firm in 2006 from Muzinich & Co. While there, Mr. Clapp held several positions, including portfolio manager for a high yield bond based hedge fund, hedge fund credit analyst, and credit analyst covering the chemical, industrial, and transportation sectors. Earlier at Triton Partners, an institutional high yield fund manager, Mr. Clapp was a credit analyst covering the metals and mining, healthcare, homebuilding, building products and transportation sectors. He received a BS in Finance from Bryant College, and an MS in Computational Finance, and an MBA from Carnegie Mellon. Mr. Clapp holds the Chartered Financial Analyst (CFA) designation.

Robert Spano, CFA, CPA, is a Principal and a high yield portfolio manager for PGIM Fixed Income’s High Yield Bond Team. Prior to assuming his current position in 2007, Mr. Spano was a high yield credit analyst for 10 years in PGIM Fixed Income’s Credit Research Group, covering the health, lodging, consumer, gaming, restaurants, and chemical industries. Earlier, he worked as an investment analyst in the Project Finance Unit of the Firm’s private placement group. Mr. Spano also held positions in the internal audit and risk management units of Prudential Securities. He received a BS in Accounting from the University of Delaware and an MBA from New York University. Mr. Spano holds the Chartered Financial Analyst (CFA) and Certified Public Accountant (CPA) designations.

Ryan Kelly, CFA, is a Principal and a high yield portfolio manager for PGIM Fixed Income’s High Yield Team. Prior to his current position, Mr. Kelly was a senior high yield credit analyst in PGIM Fixed Income’s Credit Research Group, covering the automotive, energy, technology and finance sectors. Previously, Mr. Kelly was a senior high yield bond analyst at Muzinich & Company. Earlier, he was an investment banker at PNC Capital Markets/PNC Bank where he worked in the high yield bond, mergers and acquisition (M&A) and loan syndication groups. Mr. Kelly began his career in investment banking at Chase Manhattan Bank, working on project finance transactions and M&A advisory mandates for the electric power sector. He received a BA in Economics from Michigan State University and holds the Chartered Financial Analyst (CFA) designation.

Terence Wheat, CFA, is a Principal, global high yield portfolio manager and an emerging markets corporate portfolio manager at PGIM Fixed Income. Previously, he was a high yield portfolio manager for PGIM Fixed Income’s High Yield Team for six years. Mr. Wheat also spent 12 years as a credit analyst in PGIM Fixed Income’s Credit Research Group, where he was responsible for the consumer products, gaming and leisure, retail, supermarkets, and textile/apparel industries. Mr. Wheat covered high yield bonds from 1998 to 2003, and investment grade issues from 1993 to 1998. Earlier, he worked for the Firm’s Financial Management Group. Mr. Wheat joined the Firm in 1988. He received a BS in Accounting and an MBA from Rider University. Mr. Wheat holds the Chartered Financial Analyst (CFA) designation.

Other Accounts Managed by the Portfolio Managers. The following tables set forth certain information with respect to the portfolio managers for the Fund. Unless noted otherwise, all information is provided as of June 30, 2017.

The table below identifies, for each portfolio manager, the number of accounts (other than the Fund) for which the portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italic typeface. In addition is information about portfolio manager ownership of Fund securities. The Ownership of Fund Securities column shows the dollar range of equity securities of the Fund beneficially owned by the portfolio manager.

Portfolio Managers	Registered Investment Companies/ Total Assets	Other Pooled Investment Vehicles	Other Accounts/ Total Assets	Fund Ownership
Michael J. Collins, CFA	30 / $60,678,341,555	13 / $10,046,509,308	76 / $22,590,055,565 0 / $0	$50,001-$100,000
Robert Spano, CFA, CPA	30 / $16,621,621,512	18 / $4,562,488,235	113 / $15,779,901,087 1 / $0	$10,001-$50,000
Terence Wheat, CFA	30 / $16,621,621,512	18 / $4,562,488,235	114 / $15,780,296,234 1 / $0	$50,001-$100,000
Daniel Thorogood, CFA	30 / $16,621,622,693	18 / $4,562,488,235	110 / $15,441,018,666 1 / $0	$10,001-$50,000
Ryan Kelly, CFA	30 / $16,621,621,512	18 / $4,562,488,235	112 / $15,744,717,176 1 / $0	$50,001-$100,000
Brian Clapp, CFA	30 / $16,621,622,693	18 / $4,562,488,235	108 / $14,491,566,563 1 / $0	$50,001-$100,000
Robert Cignarella, CFA	30 / $17,140,097,628	18 / $4,562,488,235	108 / $14,978,167,853 1 / $0	$0

Compensation and Conflicts Disclosure:

Compensation

General

The base salary of an investment professional in the PGIM Fixed Income unit of PGIM, Inc. is based on market data relative to similar positions as well as the past performance, years of experience and scope of responsibility of the individual. Incentive compensation, including the annual cash bonus, the long-term equity grant and grants under PGIM Fixed Income’s long-term incentive plan, is primarily based on such person’s contribution to PGIM Fixed Income’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters and market-based data such as compensation trends and levels of overall compensation for similar positions in the asset management industry. In addition, an investment professional’s qualitative contributions to the organization are considered in determining incentive compensation. Incentive compensation is not solely based on the performance of, or value of assets in, any single account or group of client accounts.

An investment professional’s annual cash bonus is paid from an annual incentive pool. The pool is developed as a percentage of PGIM Fixed Income’s operating income and is refined by business metrics, such as:

- business development initiatives, measured primarily by growth in operating income;

- the number of investment professionals receiving a bonus; and

- investment performance of portfolios relative to appropriate peer groups or market benchmarks.

Long-term compensation consists of Prudential Financial restricted stock and grants under the long-term incentive plan. Grants under the long-term incentive plan are participation interests in notional accounts with a beginning value of a specified dollar amount. The value attributed to these notional accounts increases or decreases over a defined period of time based, in part, on the performance of investment composites representing a number of PGIM Fixed Income’s most frequently marketed investment strategies. An investment composite is an aggregation of accounts with similar investment strategies. The long-term incentive plan is designed to more closely align compensation with investment performance and the growth of PGIM Fixed Income’s business. Both the restricted stock and participation interests are subject to vesting requirements.

CONFLICTS OF INTEREST. Like other investment advisers, PGIM Fixed Income is subject to various conflicts of interest in the ordinary course of its business. PGIM Fixed Income strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts annual conflict of interest reviews. When actual or potential conflicts of interest are identified, PGIM Fixed Income seeks to address such conflicts through one or more of the following methods:

•	elimination of the conflict;

•	disclosure of the conflict; or

•	management of the conflict through the adoption of appropriate policies and procedures.

PGIM Fixed Income follows the policies of Prudential Financial, Inc. (Prudential Financial) on business ethics, personal securities trading by investment personnel, and information barriers. PGIM Fixed Income has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. PGIM Fixed Income cannot guarantee, however, that its policies and procedures will detect and prevent, or assure disclosure of, each and every situation in which a conflict may arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest. PGIM Fixed Income’s side-by-side management of multiple accounts can create conflicts of interest. Examples are detailed below, followed by a discussion of how PGIM Fixed Income addresses these conflicts.

•	Performance Fees— PGIM Fixed Income manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management may be deemed to create an incentive for PGIM Fixed Income and its investment professionals to favor one account over another. Specifically, PGIM Fixed Income could be considered to have the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

•	Affiliated accounts— PGIM Fixed Income manages accounts on behalf of its affiliates as well as unaffiliated accounts. PGIM Fixed Income could be considered to have an incentive to favor accounts of affiliates over others.

•	Large accounts—large accounts typically generate more revenue than do smaller accounts and certain of PGIM Fixed Income’s strategies have higher fees than others. As a result, a portfolio manager could be considered to have an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for PGIM Fixed Income.

•	Long only and long/short accounts— PGIM Fixed Income manages accounts that only allow it to hold securities long as well as accounts that permit short selling. PGIM Fixed Income may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts. These short sales could reduce the value of the securities held in the long only accounts. In addition, purchases for long only accounts could have a negative impact on the short positions.

•	Securities of the same kind or class— PGIM Fixed Income may buy or sell for one client account securities of the same kind or class that are purchased or sold for another client at prices that may be different. PGIM Fixed Income may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account due to differences in investment strategy or client direction. Different strategies trading in the same securities or types of securities may appear as inconsistencies in PGIM Fixed Income’s management of multiple accounts side-by-side.

•	Financial interests of investment professionals— PGIM Fixed Income investment professionals may invest in investment vehicles that it advises. Also, certain of these investment vehicles are options under the 401(k) and deferred compensation plans offered by Prudential Financial. In addition, the value of grants under PGIM Fixed Income’s long-term incentive plan is affected by the performance of certain client accounts. As a result, PGIM Fixed Income investment professionals may have financial interests in accounts managed by PGIM Fixed Income or that are related to the performance of certain client accounts.

•	Non-discretionary accounts or models— PGIM Fixed Income provides non-discretionary investment advice and non-discretionary model portfolios to some clients and manages others on a discretionary basis. Trades in non-discretionary accounts could occur before, in concert with, or after PGIM Fixed Income executes similar trades in its discretionary accounts. The non-discretionary clients may be disadvantaged if PGIM Fixed Income delivers the model investment portfolio or investment advice to them after it initiates trading for the discretionary clients, or vice versa.

How PGIM Fixed Income Addresses These Conflicts of Interest. PGIM Fixed Income has developed policies and procedures designed to address the conflicts of interest with respect to its different types of side-by-side management described above.

•	The head of PGIM Fixed Income and its chief investment officer periodically review and compare performance and performance attribution for each client account within its various strategies.

•

In keeping with PGIM Fixed Income’s fiduciary obligations, its policy with respect to trade aggregation and allocation is to treat all of its accounts fairly and equitably over time. PGIM Fixed Income’s trade management oversight committee, which generally meets quarterly, is responsible for providing oversight with respect to trade aggregation and allocation. PGIM Fixed Income has compliance procedures with respect to its aggregation and allocation policy that include independent monitoring by its compliance group of the timing, allocation and aggregation of trades and the allocation of investment opportunities. In addition, its compliance group reviews a sampling of new issue allocations and related documentation each month to confirm compliance with the allocation procedures. PGIM Fixed Income’s compliance group reports the results of the monitoring processes to its trade management oversight committee. PGIM Fixed Income’s trade management oversight committee reviews forensic reports of new issue allocation throughout the year so that new issue allocation in each of its strategies is reviewed at least once during each year. This forensic analysis includes such data as: (i) the number of new issues allocated in the strategy; (ii) the size of new issue allocations to each portfolio in the strategy; and (iii) the profitability of new issue transactions. The results of these analyses are reviewed and discussed at PGIM Fixed Income’s trade management oversight committee meetings. PGIM Fixed Income’s trade management oversight committee also reviews forensic reports on the allocation of trading opportunities in the secondary market. The procedures above are designed to detect patterns and anomalies in PGIM Fixed Income’s side-by-side management and trading so that it may assess and improve its processes.

•	PGIM Fixed Income has policies and procedures that specifically address its side-by-side management of long/short and long only portfolios. These policies address potential conflicts that could arise from differing positions between long/short and long only portfolios. In addition, lending opportunities with respect to securities for which the market is demanding a slight premium rate over normal market rates are allocated to long only accounts prior to allocating the opportunities to long/short accounts.

Conflicts Related to PGIM Fixed Income’s Affiliations. As an indirect wholly-owned subsidiary of Prudential Financial, PGIM Fixed Income is part of a diversified, global financial services organization. PGIM Fixed Income is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers, commodity trading advisors, commodity pool operators and other investment advisers. Some of its employees are officers of some of these affiliates.

•

Conflicts Arising Out of Legal Restrictions. PGIM Fixed Income may be restricted by law, regulation or contract as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. These restrictions may apply as a result of its relationship with Prudential Financial and its other affiliates. For example, PGIM Fixed Income’s holdings of a security on behalf of its clients may, under some SEC rules, be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting thresholds that are monitored, and PGIM Fixed Income may restrict purchases to avoid exceeding these thresholds. In addition, PGIM Fixed Income could receive material, non-public information with respect to a particular issuer and, as a result, be unable to execute transactions in securities of that issuer for its clients. For example, PGIM Fixed Income’s bank loan team often invests in private bank loans in connection with which the borrower provides material, non-public information, resulting in restrictions on trading securities issued by those borrowers. PGIM Fixed Income has procedures in place to carefully consider whether to intentionally accept material, non-public information with respect to certain issuers. PGIM Fixed Income is generally able to avoid receiving material, non-public information from its affiliates and other units within PGIM, Inc. by maintaining information barriers. In some instances, it may create an isolated information barrier around a small number of its employees so that material, non-public information received by such employees is not attributed to the rest of PGIM Fixed Income.

•	Conflicts Related to Outside Business Activity. From time to time, certain of PGIM Fixed Income employees or officers may engage in outside business activity, including outside directorships. Any outside business activity is subject to prior approval pursuant to PGIM Fixed Income’s personal conflicts of interest and outside business activities policy. Actual and potential conflicts of interest are analyzed during such approval process. PGIM Fixed Income could be restricted in trading the securities of certain issuers in client portfolios in the unlikely event that an employee or officer, as a result of outside business activity, obtains material, nonpublic information regarding an issuer. The head of PGIM Fixed Income serves on the board of directors of the operator of an electronic trading platform. PGIM Fixed Income has adopted procedures to address the conflict relating to trading on this platform. The procedures include independent monitoring by PGIM Fixed Income’s chief investment officer and chief compliance officer and reporting on PGIM Fixed Income’s use of this platform to the President of PGIM, Inc.

•	Conflicts Related to Investment of Client Assets in Affiliated Funds. PGIM Fixed Income may invest client assets in funds that it manages or subadvises for an affiliate. PGIM Fixed Income may also invest cash collateral from securities lending transactions in these funds. These investments benefit both PGIM Fixed Income and its affiliate.

•	PICA General Account. Because of the substantial size of the general account of The Prudential Insurance Company of America (PICA), trading by PICA’s general account, including PGIM Fixed Income’s trades on behalf of the account, may affect market prices. Although PGIM Fixed Income doesn’t expect that PICA’s general account will execute transactions that will move a market frequently, and generally only in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.

Conflicts Related to Securities Holdings and Other Financial Interests

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Securities Holdings. PGIM, Inc., Prudential Financial, PICA’s general account and accounts of other affiliates of PGIM Fixed Income (collectively, affiliated accounts) hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as other client accounts but at different levels in the capital structure. These investments can result in conflicts between the interests of the affiliated accounts and the interests of PGIM Fixed Income’s clients. For example: (i) Affiliated accounts can hold the senior debt of an issuer whose subordinated debt is held by PGIM Fixed Income’s clients or hold secured debt of an issuer whose public unsecured debt is held in client accounts. In the event of restructuring or insolvency, the affiliated accounts as holders of senior debt may exercise remedies and take other actions that are not in the interest of, or are adverse to, other clients that are the holders of junior debt. (ii) To the extent permitted by applicable law, PGIM Fixed Income may also invest client assets in offerings of securities the proceeds of which are used to repay debt obligations held in affiliated accounts or other client accounts. PGIM Fixed Income’s interest in having the debt repaid creates a conflict of interest. PGIM Fixed Income has adopted a refinancing policy to address this conflict. PGIM Fixed Income may be unable to invest client assets in the securities of certain issuers as a result of the investments described above.

•	Conflicts Related to the Offer and Sale of Securities. Certain of PGIM Fixed Income’s employees may offer and sell securities of, and interests in, commingled funds that it manages or subadvises. There is an incentive for PGIM Fixed Income’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to it. In addition, such sales could result in increased compensation to the employee.

•	Conflicts Related to Long-Term Compensation. The performance of many client accounts is not reflected in the calculation of changes in the value of participation interests under PGIM Fixed Income’s long-term incentive plan. This may be because the composite representing the strategy in which the account is managed is not one of the composites included in the calculation or because the account is excluded from a specified composite due to guideline restrictions or other factors. As a result of the long-term incentive plan, PGIM Fixed Income’s portfolio managers from time to time have financial interests related to the investment performance of some, but not all, of the accounts they manage. To address potential conflicts related to these financial interests, PGIM Fixed Income has procedures, including trade allocation and supervisory review procedures, designed to ensure that each of its client accounts is managed in a manner that is consistent with PGIM Fixed Income’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. Specifically, PGIM Fixed Income’s chief investment officer reviews performance among similarly managed accounts to confirm that performance is consistent with expectations. The results of this review process are discussed at meetings of PGIM Fixed Income’s trade management oversight committee.

•	Other Financial Interests. PGIM Fixed Income and its affiliates may also have financial interests or relationships with issuers whose securities it invests in for client accounts. These interests can include debt or equity financing, strategic corporate relationships or investments, and the offering of investment advice in various forms. For example, PGIM Fixed Income may invest client assets in the securities of issuers that are also its advisory clients.

In general, conflicts related to the securities holdings and financial interests described above are addressed by the fact that PGIM Fixed Income makes investment decisions for each client independently considering the best economic interests of such client.

Conflicts Related to Valuation and Fees.

When client accounts hold illiquid or difficult to value investments, PGIM Fixed Income faces a conflict of interest when making recommendations regarding the value of such investments since its management fees are generally based on the value of assets under management. PGIM Fixed

Income believes that its valuation policies and procedures mitigate this conflict effectively and enable it to value client assets fairly and in a manner that is consistent with the client’s best interests.

Conflicts Related to Securities Lending Fees

When PGIM Fixed Income manages a client account and also serves as securities lending agent for the account, it could be considered to have the incentive to invest in securities that would yield higher securities lending rates. This conflict is mitigated by the fact that PGIM Fixed Income’s advisory fees are generally based on the value of assets in a client’s account. In addition, PGIM Fixed Income’s securities lending function has a separate reporting line to its chief operating officer (rather than its chief investment officer).

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – There have been no purchases of equity securities by the registrant or any affiliated purchasers during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a) (1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:       Prudential Short Duration High Yield Fund, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	July 18, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	July 18, 2017

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	July 18, 2017